                                                                  EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT") is made and entered into as of November 14, 1997, by and between IMCO Recycling Inc., a Delaware corporation (the "COMPANY"), and the Purchasers (as defined below).


                                    Recitals

         WHEREAS, the Company, the Purchasers, IMCO Recycling of Coldwater Inc., a Delaware corporation ("IMCO RECYCLING OF COLDWATER"), and Alchem Aluminum, Inc., an Indiana corporation ("ALCHEM"), have entered into an Agreement and Plan of Merger dated as of the date hereof (the "MERGER AGREEMENT"), pursuant to which the Company has acquired all of the issued and outstanding capital stock of Alchem; and

         WHEREAS, pursuant to the Merger Agreement, each of the Purchasers has acquired shares (collectively, the "SHARES") of the Company's common stock, $0.10 par value per share ("COMMON STOCK"); and

         WHEREAS, the Company wishes to grant each of the Purchasers certain registration rights with respect to the Shares;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "PURCHASERS" shall mean the owners of Common Stock identified on the signature page hereof, each of whom is referred to individually herein as a "PURCHASER" and a transferee of Registrable Securities from a Purchaser, provided such transfer complies with Section 3.2 of this Agreement.

         "REGISTRABLE SECURITIES" shall mean (i) the Shares and any and all shares of Common Stock issued or issuable at any time or from time to time in respect of which the Company has previously or may in the future grant in writing registration rights (collectively, the "REGISTRABLE COMMON"); and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares or the Registrable Common upon a stock split, stock dividend, recapitalization or other similar event involving the Company.

         The terms "REGISTER," "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with Sections
2.1 and 2.2 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one counsel for all holders of Registrable Securities (in an amount not to exceed $5,000), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean only the underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by a Purchaser.

         "UNDERWRITTEN PUBLIC OFFERING" shall mean a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and such underwriter(s).

         2.      Registration Rights.

                 2.1  Requested Registration.

                 (a) Request for Registration. Subject to the terms hereof (and except as otherwise provided in Section 3.2), if at any time after the third anniversary of the date of this Agreement, any Purchaser(s) who collectively own at least a majority of the
         Registrable Securities then owned by the         Purchasers makes a
         written request that the Company register under the Securities Act all
         or any        portion (provided that such portion will have an
         aggregate offering price of at least $5,000,000) of    the Registrable
         Securities, the Company shall:

                       (i) promptly give written notice of the proposed registration to all other Purchasers; and

                      (ii) as soon as practicable, use commercially reasonable efforts to effect such a registration statement (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky laws or other compliance), and will also include in such registration all Registrable Securities of other Purchasers with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. The Company shall be obligated to register Registrable Securities for the Purchasers pursuant to this Section 2.1 on one occasion only, unless solely because of the rights of the Existing Holders (as defined in Section 2.4) the Purchasers are not able to include at least 90% of the Registrable Securities they wish to include in such registration, in which case such registration shall not count under this Section 2.1.

                 (b) Postponed Registration. Notwithstanding anything to the contrary contained herein, the Company may delay the filing or effectiveness of a registration statement under this Section 2.1 after receipt of a request under this Section 2.1

         (i) during the period commencing 60 days prior to the Company's estimated filing date of, and ending on a date 90 days after the effective date of, a registration statement filed by the Company relating to an Underwritten Public Offering for which the Company has delivered the notice to Purchasers required in Section 2.2 or
         (ii) for a period of up to 180 days if at the time of such request, the Board of Directors of the Company determines in its reasonable judgment and in good faith that the filing of such registration statement or the making of any required disclosure in connection therewith would have a material adverse effect on the Company or substantially interfere with a significant transaction in which the Company is then engaged.

                 2.2     Company Registration.

                 (a) Notice of Registration. Subject to the terms hereof, beginning on January 1, 1998, if at any time or from time to time (except as otherwise provided in Section 3.2), the Company shall determine to register any of its Common Stock for its own account
         relating to an Underwritten Public   Offering, the Company shall:

                          (i) promptly, but in any event at least 30 days before the Company files a registration statement pursuant to an Underwritten Public Offering, give to each Purchaser written notice thereof; and

                          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, such Registrable Securities as each Purchaser may request in a writing delivered to the Company within 20 days after each Purchaser's receipt of the Company's written notice delivered pursuant to Section 2.2(a)(i) above.

                 (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Purchaser has elected to include its Registrable Securities in such registration, provided, however, that in such event, the Company shall promptly pay all reasonable out-of-pocket costs and expenses of the Purchasers (including, without limitation, all reasonable fees and disbursements of one law firm chosen to represent the Purchasers) incurred in connection with such terminated registration.

                 2.3 Underwriting. The right of each Purchaser to registration pursuant to Sections 2.1 and 2.2 shall be conditioned upon such Purchaser's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. Each Purchaser and all other stockholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Subject to the provisions of Section 2.4 below, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and underwriting as follows: the number of Registrable Securities that may be included in the registration and underwriting by each Purchaser shall be determined by multiplying the number of shares of Registrable Securities of all selling stockholders of the Company which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Registrable Securities requested to be included in such registration and underwriting by each Purchaser, and the denominator of which is the total number of Registrable Securities which all selling stockholders of the Company have requested to have included in such registration and underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If any Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date.

                 2.4      Subordination of Registration Rights.
         Notwithstanding any other provision of this Agreement to the contrary, the registration rights granted pursuant to Sections 2.1 and 2.2 are expressly subordinate in all respects to the registration rights previously granted by the Company to each of Merrill Lynch Interfunding Inc., a Delaware corporation, Don V. Ingram, a resident of Dallas County, Texas, and PTX Partners, a Texas limited partnership (collectively, the "EXISTING HOLDERS"), pursuant to that certain Amended and Restated Registration Agreement, dated September 30, 1988 (the "1988 AGREEMENT"). In the event that the managing underwriter of any underwriting shall inform the Company of its intention to limit the number of Registrable Securities to be included in any registration and underwriting pursuant to Section 2.3 above, all Registrable Securities held by the Existing Holders who have notified the Company of their intent to include their Registrable Securities in such registration and underwriting shall be included in such registration and underwriting (subject to the terms of the 1988 Agreement), before the Purchasers shall be permitted to include any of their Shares in such registration and underwriting. In the event that additional Registrable Securities are available for inclusion in such registration and underwriting after the inclusion of the Existing Holders' Registrable Securities, then the number of Registrable Securities to be included in such registration and underwriting by the Purchasers shall be determined by multiplying the number of shares of Registrable Securities remaining after the inclusion of the Existing Holders' Registrable Securities which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Registrable Securities requested to be included in such registration and underwriting by each Purchaser, and the denominator of which is the total number of Registrable Securities which all Purchasers have requested to have included in such registration and underwriting.

                 2.5 Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Sections 2.1 and 2.2 shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of any Purchaser shall be borne by such Purchaser.

                 2.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Purchaser advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                 (a) Prepare and file with the Commission a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective with respect to a registration statement filed regarding an Underwritten Public Offering, for the lesser of (i) 90 days or (ii) until the distribution described in such registration statement has been completed; and

                 (b) Furnish to each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and Purchaser notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of NYSE or any other securities exchange listing; and

                 (c) Furnish prospectuses, including preliminary prospectuses and amendments and supplements thereto, to the Purchasers electing to sell any of their Registrable Securities pursuant to Sections 2.1 and 2.2 hereof, all in accordance with applicable securities laws; and

                 (d) Notify the Purchasers in the event that the Company becomes aware that a prospectus relating to the Registrable Securities contains a materially untrue statement or omits to state a material fact; and

                 (e) Apply to register or otherwise qualify the Registrable Securities offered by the Purchasers or any of them under all applicable blue sky laws of any state.

                 2.7      Indemnification.

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, each of its officers and directors and partners, and each person controlling each Purchaser within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) to the extent to which such person or entity is subject, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or arise out of or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each Purchaser, each of its officers and directors and partners, and each person controlling each Purchaser for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company expressly for inclusion in such registration by such Purchaser or such controlling person specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) any Purchaser if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 (b) To the extent permitted by law, each Purchaser will, severally but not jointly, if shares held by such Purchaser are included in the shares as to which such registration, qualification or compliance is being effected pursuant to the terms hereof, indemnify and hold harmless the Company, each of its directors and officers, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other person selling the Company's shares covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) to the extent to which such person or entity is subject, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Purchaser of any rule or regulation promulgated under the Securities Act applicable to such Purchaser and relating to action or inaction required of such Purchaser in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Purchaser expressly for inclusion in such registration; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld); and provided, further, that the maximum liability of any Purchaser under this Section 2.7(b) shall be limited to the aggregate amount of all sales proceeds actually received by such Purchaser upon the sale of such Purchaser's Registrable Securities in connection with such registration. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company, any underwriter or any other person if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 (c)      Each party entitled to indemnification under this
         Section 2.7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any action or proceeding commenced against, or written demand made on any such party in respect of which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are
         inconsistent with the defenses of the Indemnified Party.   No
         Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                 (d)      If the indemnification provided for in this Section
         2.7 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all stockholders offering shares in the offering (the "SELLING STOCKHOLDERS") on the other from the offering of the Company's shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Stockholders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Stockholders on the other. The relative fault of the Company on the one hand and the Selling Stockholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Stockholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2.7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 2.7(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 2.7(c)
         hereof.   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act).

                 2.8 Holdback Agreements. Each Purchaser agrees not to effect any public sale or distribution of Common Stock (or other shares) of the Company, or any shares convertible into or exchangeable or exercisable for such Common Stock (or other shares), during the 30 days prior to and the 180-day period beginning on the effective date of any registration statement filed hereunder except as part of such registration, unless the underwriters managing the registered public offering otherwise agree.

                 2.9 Certain Information. Each Purchaser agrees, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding such Purchaser, the Registrable Securities and the distribution proposed by such Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Sections 2.1 and 2.2.

                 2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

                 (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT");

                 (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times during which the Company is subject to such reporting requirements; and

                 (c) So long as any Purchaser owns any Restricted Securities, to furnish to such Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act at all times during which the Company is subject to such reporting requirements, a copy of the most recent annual or quarterly report of the Company, and such other non-confidential reports and documents of the Company and other non-confidential information in the possession of or reasonably obtainable by the Company as such Purchaser may reasonably request in availing such Purchaser of any rule or regulation of the Commission allowing Purchaser to sell any such shares without registration.

         3.      Miscellaneous.

                 3.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Texas.

                 3.2 No Transfer; Termination. The registration rights contemplated herein are not transferable, except (i) by operation of law and by the laws of descent and distribution; (ii) to any member of a Purchaser's immediate family; or (iii) to any trust, partnership or other entity as to which all of the beneficiaries or partners consist of a Purchaser or members of such Purchaser's immediate family. The registration rights granted herein shall terminate, and the registration rights will not be exercisable by any Purchaser (or such Purchaser's lawful transferees pursuant to this Section 3.2) at such time as all shares of Registrable Securities held by such Purchaser may immediately be sold under Rule 144 (as amended from time to time) during any 90-day period.

                 3.3 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated only upon the written consent of the Company and those Purchasers who are the record holders of at least majority of the Shares issued pursuant to the Merger Agreement.

                 3.4 Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

                 To the Purchasers:

                          William & Louise Warshauer
                          80 Lane 530 A
                          Lake James
                          Fremont, Indiana  46737

                          Lawrence E. Donay
                          80 Lane 470 B
                          Lake James
                          Fremont, Indiana  46737

                 with a copy to:

                          Baker & Daniels
                          111 E. Wayne St.
                          Suite 800
                          Fort Wayne, Indiana  46802
                          Fax:  (214) 460-1700
                          Attention:  N. Reed Silliman, Esq.

                 To the Company:

                          IMCO Recycling Inc.
                          5215 N. O'Connor Blvd.
                          Suite 940
                          Central Tower at Williams Square
                          Irving, Texas  75039
                          Fax:  (972) 869-6556
                          Attention:  Chief Executive Officer and
                                      Chief Financial Officer

                 with a copy to:

                          Haynes and Boone, LLP
                          901 Main Street
                          Suite 3100
                          Dallas, Texas 75202
                          Fax:  (214) 651-5940
                          Attention:  David H. Oden, Esq.

                 3.5 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

                 3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                 3.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                 3.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.


                                   * * * * *

         IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.

                                       COMPANY:

                                       IMCO RECYCLING INC.

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       PURCHASERS:

                                       ---------------------------------------
                                       William Warshauer


                                       ---------------------------------------
                                       Louise Warshauer


                                       ---------------------------------------
                                       Lawrence E. Donay